UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  Earliest  event  reported):  January  5,  2004


                             RUBINCON VENTURES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

     0-29429                                      51-0388133
     -------                                      ----------
(Commission  File  Number)              (IRS  Employer Identification No.)

4761  Cove  Cliff  Road
North  Vancouver,  British  Columbia,  Canada               V7G  1H8
---------------------------------------------               --------
(Address  of  principal  executive  offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-929-0637


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.


On September 5, 2003, the Second Annual General Meeting of Shareholders was held wherein the shareholders approved the following matters:

1. The election of Ted Reimchen, Irene Campany and Martine Rummelhoff as directors to serve until the 2004 Annual General Meeting of Shareholders.


2. The appointment of Sellers and Andersen LLC as auditors to examine the financial statements for the fiscal year ended January 31, 2004.


3. To receive the audit report of Sellers and Andersen LLC and the financial statements for the year ended January 31, 2003.


4. To approve the appointment of three additional directors during the year at the sole discretion of the Board of Directors.


5.     To  address  any  other  business  brought  forth  at  the  Meeting.


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There  are 2,400,820 common shares outstanding as at the record date of July 31,
2003  of  which  the  following  were  represented  at  the  Meeting:


          Represented  in  Person:             390,820  shares
          Represented  by  Proxy:            1,335,000  shares

The number of shares so represented were 1,725,820 or 71.9 percent of the issued and outstanding shares in the capital stock of Rubincon Ventures Inc.


There  was  no  other  business brought forth at the Meeting under Item 5 above.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RUBINCON  VENTURES  INC.
                                 ------------------------
                                        (Registrant)



Date:  January  5,  2004                         /s/  "Irene  Campany"

                                                 ---------------------
                               Irene  Campany,  Chief  Financial  Officer
                               Chief  Accounting  Officer,  Secretary  Treasurer
                                          and  Director

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